UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/05/2005

REPUBLIC COMPANIES GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-51455

DELAWARE	30-0175923
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

222 Delaware Avenue, Suite 900
Wilmington, Delaware 19801
(Address of Principal Executive Offices, Including Zip Code)

(302) 658-3613
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

See Item 8.01 below incorporated herein by reference.

Item 8.01.    Other Events

On October 5, 2005, Republic Companies Group, Inc. (the "Company") issued the press release, attached hereto as Exhibit 99, announcing estimated after tax impact on the Company's third quarter net income, net of recoveries from catastrophe reinsurance treaties and the related purchase of additional reinsurance, from Hurricane Katrina and Hurricane Rita, together with 2005 guidance.

Item 9.01.    Financial Statements and Exhibits

Press Release dated October 5, 2005 regarding hurricane losses and reinsurance coverage for catastrophic weather events.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

REPUBLIC COMPANIES GROUP, INC.

Date: October 05, 2005.	By:	/s/ Michael E. Ditto
Michael E. Ditto
Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.	10-5-05 Press Release